UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 19, 2021

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a)	On May 19, 2021, CVB Financial Corp. (the “Company”) held its 2021 Annual Meeting of Shareholders.

(b)

Each of the matters submitted to the shareholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the shareholders are as follows:

Proposal 1 – Election of Directors

The following 10 individuals were elected to serve as directors of the Company for a one year term expiring at the 2022 Annual Meeting of Shareholders or until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
George A. Borba, Jr.	101,531,850	1,337,169	20,333,497
David A. Brager	102,766,576	102,443	20,333,497
Stephen A. Del Guercio	101,644,987	1,224,032	20,333,497
Rodrigo Guerra, Jr.	101,637,572	1,231,447	20,333,497
Anna Kan	101,646,878	1,222,141	20,333,497
Marshall V. Laitsch	101,395,174	1,473,845	20,333,497
Kristina M. Leslie	101,381,839	1,487,180	20,333,497
Raymond V. O’Brien III	101,344,720	1,524,299	20,333,497
Jane Olvera	101,850,007	1,019,012	20,333,497
Hal W. Oswalt	100,977,194	1,891,825	20,333,497

Proposal 2 – Ratification of the Audit Committee’s Appointment of the Independent Accountants for 2021

The appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2021 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
122,510,230	488,331	203,955	0

Proposal 3 – A Non-binding Advisory Vote to Approve the Compensation of our Named Executive Officers for 2020 (“Say-On-Pay”).

Votes For	Votes Against	Abstain	Broker Non-Votes
93,000,613	4,148,177	5,720,229	20,333,497

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: May 20, 2021	By: /s/ Richard H. Wohl
Richard H. Wohl
Executive Vice President and General Counsel